UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 28, 2009

Date of Report (Date of earliest event reported)
HLTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, the information contained in Item 2.03 of this Current Report is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement
     To the extent required by Item 1.02 of Form 8-K, the information contained in Item 2.03 of this Current Report is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     As previously disclosed, HLTH Corporation and WebMD Health Corp., its publicly traded subsidiary, hold investments in certain auction rate securities (ARS) backed by student loans. In May 2008, HLTH and WebMD each entered into a non-recourse credit facility (the “2008 Credit Facilities”) with an affiliate of Citigroup, secured by their respective ARS holdings (including, in some circumstances, interest payable on the ARS holdings), that allowed HLTH and WebMD to borrow up to 75% of the face amount of the ARS holdings pledged as collateral. The description of the 2008 Credit Facilities in Note 19 to the Consolidated Financial Statements included in HLTH’s Annual Report on Form 10-K for the year ended December 31, 2008 is, pursuant to General Instruction B.3 of Form 8-K, incorporated by reference herein. No borrowings were made under the 2008 Credit Facilities.
     On April 28, 2009, HLTH entered into new non-recourse credit facility and WebMD entered into an amended and restated facility, each with an affiliate of Citigroup (collectively, the “2009 Credit Facilities”), replacing the 2008 Credit Facilities. The 2009 Credit Facilities are secured by the respective borrowers’ ARS holdings (including, in some circumstances, interest payable on the ARS holdings). The HLTH 2009 Credit Facility is governed by a new loan agreement and the WebMD 2009 Loan Facility is governed by an amended and restated loan agreement, each of which contains customary representations and warranties of the borrower and certain affirmative covenants and negative covenants relating to the pledged collateral. Under each of the loan agreements, the borrower and the lender may, in certain circumstances, cause the pledged collateral to be sold, with the proceeds of any such sale required to be applied in full immediately to repayment of amounts borrowed. Loan proceeds may be used for general working capital purposes or other lawful business purposes of the borrower (including repurchases of its own securities), but not for purposes of buying, trading or carrying other securities. The other material terms of the 2009 Credit Facilities are substantially the same as the 2008 Credit Facilities, except as follows:
•	the maximum that can be borrowed under HLTH’s 2009 Credit Facility is $142,575,000 (an amount equal to 75% of the face amount of HLTH’s current ARS holdings) and the maximum amount that can be borrowed under WebMD’s 2009 Credit Facility is $123,075,000 (an amount equal to 75% of the face amount of WebMD’s current ARS holdings);

•	the interest rate applicable to borrowings under the 2009 Credit Facilities will be the Open Federal Funds Rate plus 3.95%; and

•	WebMD and HLTH can each make borrowings under the 2009 Credit Facilities until April 27, 2010.
No borrowings have been made under either of the 2009 Credit Facilities to date. Any borrowings outstanding under the 2009 Credit Facilities after February 26, 2010 become demand loans, subject to 60 days notice, with recourse only to the pledged collateral.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: May 4, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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